UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2022

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On May 27, 2022, Loop Industries, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K (the “Form 10-K”), which includes, at Item 8 thereof, its audited consolidated financial statements for the year ended February 28, 2022 and the report thereon of its Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (“PwC”), dated May 26, 2022.

Exhibit 99.1 to this Current Report on Form 8-K also includes the Company’s audited consolidated financial statements for the year ended February 28, 2022 and the report of PwC thereon. The sole difference between Exhibit 99.1 to this Current Report on Form 8-K and Item 8 to the Form 10-K is the inclusion in the audit report set forth in Exhibit 99.1 hereto of the Quebec professional permit number of the lead audit partner of PwC, which was intentionally omitted from the Report of Independent Registered Public Accounting Firm as included in the Form 10-K. The Company is furnishing this Current Report on Form 8-K in order to comply with the Quebec professional license requirements regulating chartered professional accountants of the Province of Quebec, Canada, as applicable to PwC.

The information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Loop Industries, Inc.’s audited consolidated financial statements for the financial year ended February 28, 2022 and the Report of Independent Registered Public Accounting Firm thereon.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: June 2, 2022	By:	/s/ Drew Hickey
Drew Hickey
Chief Financial Officer

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